UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2025

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14387	06-1522496

Delaware	001-13663	86-0933835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 13, 2025, United Rentals, Inc., a Delaware corporation (“URI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among URI, H&E Equipment Services, Inc., a Delaware corporation (“H&E”), and UR Merger Sub VII Corporation, a Delaware corporation and a wholly owned subsidiary of URI (“Merger Sub”). The Merger Agreement provides for the acquisition of H&E by Merger Sub in a two-step all cash transaction, consisting of a tender offer, followed by a subsequent back-end merger.

The Merger Agreement and the transactions contemplated therein, including the Offer (as defined below) and the Merger (as defined below), were unanimously approved and declared advisable by the board of directors of URI.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, URI will cause Merger Sub to commence a cash tender offer (the “Offer”) to acquire any and all of the issued and outstanding shares of H&E’s common stock, par value $0.01 per share (the “Shares”), at a price of $92.00 per Share (the “Offer Price”), net to the holder thereof in cash, without interest and subject to any required withholding of taxes. The Offer will initially remain open for twenty business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived by URI and Merger Sub, URI will cause Merger Sub to extend the Offer for additional periods of up to 10 business days per extension, to permit such Offer conditions to be satisfied.

Following the consummation of the Offer, subject to the satisfaction or waiver of certain customary terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into H&E, with H&E surviving as a wholly owned subsidiary of URI (the “Merger”), pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, without a meeting or vote of H&E’s stockholders. The Merger will be effected as soon as practicable following the acceptance for payment of the Shares validly tendered and not properly withdrawn in the Offer (the “Offer Acceptance Time”), and Shares that were not tendered and purchased in the Offer will, as a result of the Merger, be converted into the right to receive the Offer Price, net to the holder thereof in cash, without interest and subject to any required withholding of taxes.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•	Each H&E restricted stock unit award whose vesting is conditioned in full or in part based on achievement of performance goals or metrics (each, an “H&E PSU”), and certain awards of restricted stock of H&E (an “H&E RSA”) specified in the Merger Agreement that are, in each case, outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to such H&E RSA or H&E PSU, as applicable, immediately prior to the Effective Time (together, in the case of H&E PSUs, with any accrued and unpaid dividends or dividend equivalents corresponding to such H&E PSU, and with the number of H&E PSUs deemed to be earned based on “target” performance for any performance periods that have not ended prior to the Effective Time and “actual” performance for any performance periods that have ended prior to the Effective Time), multiplied by (B) the Offer Price, less any applicable withholding taxes.

•	Each H&E RSA that is not an H&E RSA described above will be cancelled and be substituted with an award of restricted stock units of URI granted under the URI 2019 Long-Term Incentive Plan in respect of a number of shares of common stock, $0.01 par value, of URI (each, a “URI RSU”) equal to (rounded down to the nearest whole number) (A) the number of Shares subject to such H&E RSA immediately prior to the Effective Time multiplied by (B) (x) the Offer Price divided by (y) the volume weighted average of the closing sale prices per share of the common stock, $0.01 par value, of URI on the New York Stock Exchange on each of the five full consecutive trading days ending on and including the third business day prior to the date on which the closing of the Merger occurs. Except as specifically provided in the Merger Agreement, following the Effective Time, each URI RSU will vest according to the same vesting schedule and will have forfeiture conditions no less favorable to the holder of such URI RSU than the forfeiture conditions that were applicable to the corresponding H&E RSA immediately prior to the Effective Time.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to customary conditions, including, among other conditions, (1) Shares having been validly tendered and not properly withdrawn that represent, together with the Shares then owned by Merger Sub, at least one share more than 50% of the then outstanding Shares, (2) the accuracy of H&E’s representations and warranties contained in the Merger Agreement (subject to customary materiality qualifiers), (3) H&E’s performance of its obligations under the Merger Agreement in all material respects, (4) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing, (5) the absence of any legal or regulatory restraint that prevents the consummation of the Offer or the Merger and the expiration of any waiting periods applicable to the Offer and the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (6) the absence of a termination of the Merger Agreement in accordance with its terms, and (7) the commencement and completion of the Marketing Period (as defined in the Merger Agreement).

The Merger Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the H&E’s business prior to the Effective Time. URI and H&E also agreed to use their respective reasonable best efforts to obtain regulatory clearance under the HSR Act for the consummation of the Merger, provided that neither party is obligated to proffer or agree to sell, divest or hold separate any assets or agree to material changes in their business.

The Merger Agreement provides for a 35-day “go-shop” period from and after the date of the Merger Agreement (the “Go-Shop Period”) until 11:59 p.m., Eastern Time, on February 17, 2025. During the Go-Shop Period, H&E’s board of directors (“H&E’s Board”), together with H&E’s financial and legal advisors, may actively solicit, receive, evaluate and potentially enter into negotiations with parties that offer alternative proposals to acquire H&E. At the end of the Go-Shop Period, H&E will cease such activities, and will be subject to a customary “no-shop” provision that restricts the H&E’s ability to solicit acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding acquisition proposals after the Go-Shop Period; provided, however, that H&E may (i) continue to engage in negotiations, discussions and share due diligence information with an Excluded Party (as that term is defined in the Merger Agreement) for so long as such party remains an Excluded Party and (ii) under certain circumstances and in compliance with certain obligations, provide non-public information and engage in discussions and negotiations with respect to an unsolicited acquisition proposal that H&E’s Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes or would reasonably be expected to lead to a Superior Proposal, as that term is defined in the Merger Agreement.

The Merger Agreement also provides for a 12-business-day marketing period, which begins on the business day following the date on which (i) the Go-Shop Period has ended, (ii) certain closing conditions, including the obtainment of HSR clearance, have been satisfied and (iii) H&E has delivered certain required financial information (the “Required Information”) to URI and its financing sources. During such marketing period, the Required Information must remain Compliant (as defined in the Merger Agreement), including compliant with rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If the marketing period has begun but has not been completed by May 13, 2025, which constitutes the date on which either URI or H&E can terminate the Merger Agreement, such date will be automatically extended to five business days following the then-scheduled end of the marketing period.

The Merger Agreement also contains customary termination provisions for each of URI and H&E. Upon termination of the Merger Agreement, H&E, under certain circumstances, including termination of the Merger Agreement by H&E to accept and enter into a definitive agreement with respect to a Superior Proposal, will be required to pay URI a termination fee of $127,047,785, provided, however, that, if H&E terminates the Merger Agreement to accept and enter into a definitive agreement with respect to a Superior Proposal with (i) any person before the expiration of the Go-Shop Period or (ii) with an Excluded Party within five business days following the expiration of the Go-Shop Period, H&E will be required to pay Parent a termination fee of $63,523,892.

The Merger Agreement also requires that the H&E Board recommend that the stockholders of H&E accept the Offer and tender their Shares pursuant to the Offer and not, among other things, (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the H&E Board’s recommendation in a manner adverse to URI; (ii) adopt, approve, recommend or otherwise declare advisable an acquisition proposal or approve, recommend, declare advisable or publicly propose to enter into, any alternative acquisition agreement; (iii) fail to include the H&E Board’s recommendation in the Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 or, if any acquisition proposal (other than an acquisition proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Securities Exchange Act of 1934 (the “Exchange Act”)) has been made public, fail to reaffirm the H&E Board’s recommendation upon written request of URI within the earlier of three business days prior to the then scheduled expiration date or five business days after URI requests in writing such reaffirmation with respect to such acquisition proposal; (iv) with respect to an acquisition proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act, fail to recommend unequivocally against acceptance of such offer within 10 business days of commencement of such offer (or within 10 business days of a material modification of such offer); or (v) agree, authorize or commit to do any of the foregoing. Notwithstanding these restrictions, the H&E Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, to change its recommendation and to terminate the Merger Agreement to accept a Superior Proposal (subject to payment of the termination fee discussed above) or change its recommendation in response to an Intervening Event (as defined in the Merger Agreement).

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for purposes of the Merger Agreement, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) have been qualified by documents filed with, or furnished to, the SEC prior to the date of the Merger Agreement, (iv) may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, (v) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors and (vi) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding URI, H&E or their businesses. The Merger Agreement and this summary should not be relied upon as disclosure about URI or H&E. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of URI, H&E or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in URI or H&E’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding URI or H&E that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that URI and H&E file with the SEC.

Item 7.01	Regulation FD Disclosure.

On January 14, 2025, URI and H&E issued a joint press release announcing the entry into the Merger Agreement regarding the Merger Agreement. URI issued an investor presentation providing information regarding the Merger Agreement. Copies of the press release and investor presentation are being furnished with this report as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed filed for the purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, of any information does not constitute an admission that such information is material.

Item 8.01	Other Events

Bridge Facility Commitment Letter

In connection with the transactions contemplated by the Merger Agreement, on January 13, 2025, H&E and United Rentals (North America), Inc. entered into a bridge facility commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), Wells Fargo Securities, LLC (“WFS”) and Wells Fargo Bank, National Association (together with WFS, “Wells Fargo”) pursuant to which Morgan Stanley and Wells Fargo have committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of $3.8 billion for the purpose of funding the consideration for the transactions contemplated by the Merger Agreement, including the Offer and the Merger, refinancing certain indebtedness of H&E, and paying fees and expenses related to the foregoing. H&E currently expects to replace the bridge facility prior to the closing of the Merger with permanent financing, which may include the issuance of debt securities and a term loan facility.

The commitments under the Commitment Letter are subject to customary conditions, including the execution and delivery of definitive documentation with respect to the bridge facility in accordance with the terms set forth in the Commitment Letter.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-Kcontains forward-looking statements within the meaning of Section 21E of the Exchange Act, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements involve significant risks and uncertainties that may cause actual results to differ materially from such forward-looking statements. These statements are based on current plans, estimates and projections, and, therefore, investors should not place undue reliance on them. No forward-looking statement, including any such statement concerning the completion and anticipated benefits of the Offer, Merger or other transactions described in this Current Report on Form 8-K (collectively, the “Transactions”), can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. URI uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “targets,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the SEC reports filed by URI and H&E, as well as the possibility that (1) URI and H&E may be unable to obtain regulatory approvals required for the Transactions or may be required to accept conditions that could reduce the anticipated benefits of the Transactions as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the Transactions may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of URI and H&E, including, without limitation, problems associated with the potential loss of any key employees of H&E; (4) the Transactions may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues during the due diligence investigation of H&E or that are not covered by insurance, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (5) URI’s business may suffer as a result of uncertainty surrounding the Transactions, any adverse effects on our ability to maintain relationships with customers, employees and suppliers; (6) the occurrence of any event, change to other circumstances that could give rise to the termination of the merger agreement, the failure of the closing conditions included in the merger agreement to be satisfied, or any other failure to consummate the proposed transaction; (7) any negative effects of the announcement of the proposed transaction of the financing thereof on the market price of URI common stock or other securities; and (8) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by URI and H&E. URI gives no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive. Investors should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of URI and H&E described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by URI and H&E. These forward-looking statements speak only as of the date hereof. URI undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws. Our tender offer has not commenced.

Additional Information and Where to Find It

This Current Report on Form 8-K is for information purposes only and not intended to be a recommendation to buy, sell or hold securities and does not constitute an offer for the sale of, or the solicitation of an offer to buy, securities in any jurisdiction, including the United States. Any such offer will only be made by means of a prospectus or offering memorandum, and in compliance with applicable securities laws. At the time the tender offer is commenced, we will file, or will cause to be filed, tender offer materials on Schedule TO with the SEC and H&E will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC, in each case with respect to the tender offer. The tender offer materials (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement, as they may be amended from time to time, will contain important information that should be read carefully when they become available and considered before any decision is made with respect to the tender offer. Those materials and all other documents filed by, or caused to be filed by, URI and H&E with the SEC will be available at no charge on the SEC’s website at www.sec.gov. The tender offer materials and related materials also may be obtained for free (when available) under the “Financials—SEC Filings” section of our investor website at https://investors.unitedrentals.com/, and the Solicitation/Recommendation Statement and such other documents also may be obtained for free (when available) from H&E under the “Financial Information—SEC Filings” section of H&E’s investor website at https://investor.he-equipment.com/.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

2.1	Agreement and Plan of Merger, dated January 13, 2025, by and among H&E Equipment Services, Inc., United Rentals, Inc., and UR Merger Sub VII Corporation*

99.1	Joint Press Release, dated January 14, 2025
99.2	Investor Presentation, dated January 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company Disclosure Schedule (as defined in the Merger Agreement) has been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025

UNITED RENTALS, INC.

By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, Chief Legal & Sustainability Officer, Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, Chief Legal & Sustainability Officer, Corporate Secretary